Net Loss Per Share	9 Months Ended
Sep. 30, 2019
Earnings Per Share [Abstract]
Net Loss Per Share
Net Loss Per Share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	$	$	$	$
Net loss attributable to the shareholders of Teekay Corporation – basic and diluted	(198,178)	(12,005)	(321,920)	(60,884)
Weighted average number of common shares	100,784,683	100,435,045	100,697,251	99,412,381
Common stock and common stock equivalents	100,784,683	100,435,045	100,697,251	99,412,381
Loss per common share – basic and diluted	(1.97)	(0.12)	(3.20)	(0.61)

The Company intends to settle the principal of the Convertible Notes in cash on conversion and calculates diluted earnings per share using the treasury-stock method. Stock-based awards and the conversion feature on the Convertible Notes that have an anti-dilutive effect on the calculation of diluted loss per common share, are excluded from this calculation. For the three and nine months ended September 30, 2019, options to acquire 6.1 million shares of Teekay Common Stock had an anti-dilutive effect on the calculation of diluted income per common share (three and nine months ended September 30, 2018 – 3.9 million). In periods where a loss attributable to shareholders of Teekay has been incurred, all stock-based awards and the conversion feature on the Convertible Notes are anti-dilutive.